EXHIBIT 10.9.3


                               EXCHANGE AGREEMENT


       THIS AGREEMENT, dated as of July 10, 1997, is made by SOCO INTERNATIONAL, INC., a Delaware corporation ("Purchaser"), and EDWARD T. STORY, JR. ("Seller").


         Purchaser and Seller own 900 shares and 100 shares, respectively, or the common stock of SOCO International Holdings, Inc., a Delaware corporation ("Holdings"), such shares constituting all the outstanding shares of capital stock of Holdings. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, the 100 shares of common stock owned by Seller ("Seller's Shares") on the terms and conditions set forth in this Agreement. This Agreement contemplates a nontaxable exchange of Seller's Shares by the Seller for shares of common stock, par value $.01 per share, of Snyder Oil Corporation, a Delaware corporation, ("SOCO Stock"), the sole stockholder of the Purchaser, currently owned by Purchaser. Therefore, for and in consideration of the agreements set forth herein, Purchaser and Seller agree to the provisions hereof.


                                    ARTICLE I
                                PURCHASE AND SALE

         1.01 Purchase and Sale. Seller agrees to sell and and Purchaser agrees to purchase, for the consideration hereinafter set forth, and subject to the terms and provisions herein contained, the Seller's Shares.

         1.02 Purchase Price. The Purchase Price for the Seller's Shares shall be 530,000 shares of SOCO Stock, which shares are currrently outstanding and owned by Purchaser.

         1.03 Closing. The closing of the transactions contemplated in this Agreement (the "Closing") shall be held on a date agreed upon by the parties that shall be as soon as the appropriate documentation can be prepared, agreed to by the parties, and finalized, and all appropriate consents are obtained (such date referred to herein as the "Closing Date") and shall be held at the offices of Purchaser, 777 Main Street, Fort Worth, Texas.

         1.04 Delivery of the Purchase Price. Purchaser shall deliver to Seller two certificates, registered in the name of Seller, representing the SOCO Stock. One certificate shall be in the amount of 480,000 shares and shall be delivered to Purchaser. The second certificate will be in the amount of 50,000 shares and will be delivered directly to Holdings as provided in Section 1.08. All SOCO Stock so delivered shall bear the legend specified in Section 1.06.

         1.05 Delivery of the Seller's Shares. At the Closing Seller shall deliver to the Purchaser certificates representing the Seller's Shares, duly endorsed in blank for transfer or accompanied by appropriate stock powers in blank.

         1.06. Transfer of SOCO Stock. Unless a registration statement is effective with respect thereto, the shares of SOCO Stock delivered to Seller pursuant to Article I will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). The certificates for shares of SOCO Stock issued pursuant to this Agreement (other than shares which are at the time the subject of an effective registration statement under the Securities Act) shall bear a legend applicable to the

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disposition  of those  shares,  provided  that  forthwith  upon any  disposition pursuant to the  registration  statement filed under the Securities Act of 1933,
Purchaser  and/or  SOCO  shall  substitute   therefor,   at  its  expense,   new
certificates not bearing that legend. The legend shall read substantially as follows:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933 and such shares cannot be sold or transferred unless they are so registered or an exemption from registration is then available."

         1.07. Registration Rights Agreement. At the Closing SOCO and Seller shall enter into the Registration Rights Agreement (the "Registration Rights Agreement") in the form of Exhibit A hereto.

         1.08 Pledge Agreement At the Closing Seller shall enter into the Pledge Agreement with Holdings (the "Pledge Agrement") in the form of Exhibit B hereto and shall have delivered to Holdings 50,000 shares of SOCO Stock, together with duly executed stock powers in blank, to hold as security thereunder as provided in the Pledge Agreement.

         1.09. Resignation. At the Closing, and without any further action on the part of Seller, Seller shall resign as an officer and director of SOCO International Holdings, Inc.

                                   ARTICLE II
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represent and warrants to Seller that:

         2.01 Organization, Existence and Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all requisite corporate power and authority to own and lease the assets it currently owns and leases and to carry on its business as such business is currently conducted.

         2.02 Authority. Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Purchaser, the performance by it of its obligations hereunder and the consummation of the transactions contemplated hereby (a) have been duly authorized by all necessary corporate action on the part of Purchaser and do not require the consent or approval of any governmental or other regulatory body and (b) do not violate any provision of any federal or state law or regulation or any judgment, order or decree of any federal or state court or governmental agency applicable to or binding on Purchaser. This Agreement constitutes the valid and binding obligation of Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or other laws relating to or affecting generally creditors' rights, (ii) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) by the power of a court to deny enforcement of remedies generally based upon public policy.

         2.03 SOCO Stock. The SOCO Stock to be delivered to Seller pursuant hereto is in due and proper form, is duly authorized and outstanding, fully paid and non-assessable and listed on the New York Stock Exchange. When delivered by Purchaser pursuant to this Agreement against payment of

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the  consideration  therefor  set forth  herein,  Seller will  receive  good and marketable title to such SOCO Stock free and clear of all liabilities, liens, charges, security interests or encumbrances of any nature whatsoever.

         2.04 No Representation as to Tax Treatment. Purchaser makes no representation or warranty to Seller as to the federal income or other tax treatment of the transaction contemplated hereby.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller hereby represents and warrants to Purchaser that:

         3.01 Authority. Seller has the requisite power to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform all the terms and conditions hereof to be performed by it. The execution and delivery of this Agreement by Seller, the performance by it of all the terms and conditions hereof to be performed by it and the consummation of the transactions contemplated hereby do not violate any provision of any federal or state law or regulation or any judgment, order or decree of any federal or state court or governmental agency applicable to or binding on Seller. This Agreement and the instruments to be delivered at the Closing constitute the valid and binding obligation of Seller, enforceable in accordance with their terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or other laws relating to or affecting generally creditors' rights, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) the power of a court to deny enforcement of remedies generally based upon public policy.

         3.02 Title. Upon delivery to Purchaser of the certificates representing the shares of Seller's Stock to Purchaser hereunder and delivery of the consideration therefore set forth herein, Purchaser will receive good and marketable title to such Seller's Stock free and clear of all liabilities, liens, charges, security interests or encumbrances of any nature whatsoever.

                                   ARTICLE IV
                              CONDITIONS TO CLOSING

         4.01 Conditions to the Obligations of Each Party. The obligations of Purchaser and Seller to consummate the Closing are subject to the satisfaction of the condition that no judgment, injunction, order or decree of any court, arbitrator or governmental entity shall restrain or prohibit the consummation of the Closing.

         4.02 Conditions to Obligation of Purchaser. The obligation of Purchaser to consummate the Closing is subject, at the option of Purchaser, to the satisfaction of the following further conditions:

         (a) Each of the representations and warranties of Seller in this Agreement shall be true and correct in all respects material to the transactions contemplated by this Agreement as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date.


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         (b)  Seller  shall  have   performed  in  all  material   respects  all
obligations and complied in all material respects with all covenants required to be performed or complied with by it under this Agreement and the Pledge Agreement at or prior to the Closing.

         4.03 Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject, at the option of Seller, to the satisfaction of the following further conditions:

         (a) The representations and warranties of Purchaser in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same effect as though such representations and warranties had been made on the Closing Date.

         (b) Purchaser shall have performed in all material respects all obligations and complied in all material respects with all covenants required to be performed or complied with by it under this Agreement at or prior to the Closing.

         (c) SOCO shall have executed and delivered the Registration Rights Agreement to Seller.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.01 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when received by a party at the address set forth below the name of that party on the signature page hereof or at such subsequent address as is provided by one party to the other in writing.

         5.02 Exclusive Agreement. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof (written or oral) and is intended as a complete and exclusive statement of the terms of the agreement between the parties.

         5.03 Choice of Law; Amendments; Headings. This agreement shall be governed by and construed and enforced in accordance with the laws of the state of Texas. This agreement may not be changed or amended orally. The headings contained in this agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this agreement.

         5.04 Assignments and Third Parties. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party, except that (a) Purchaser may assign any or all its rights hereunder to SOCO or to any subsidiary of Purchaser or SOCO, provided that no assignment by Purchaser (whether before or after the Closing in whole or in part) shall release Purchaser from any obligation under this Agreement, and (b) Seller and its successors and assigns may assign any or all rights and obligations hereunder to any Affiliate of Seller (as defined below) to which Seller or any such successor or assignee of Seller also transfers, assigns, or sells by liquidation or otherwise some or all of the SOCO Stock acquired by Seller under this Agreement. For these purposes, the term "Affiliate of Seller" means any member of the immediate family of Seller, and trust solely for the benefit of one or more members of Seller's immediate family or any entity currently existing or to be formed that is Controlled by, Seller and/or one or more members of Seller's immediate family. The term "Control" means the power to determine, direct, or decide matters relating to an entity, whether by direct or indirect ownership of voting securities, contractual arrangement, or otherwise. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the

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benefit of the parties hereto and their successors and assigns.  Nothing in this
Agreement shall entitle any person other than the parties hereto, or their successors and assigns permitted hereby to any claim, cause of action, remedy or right of any kind.

         5.05 Counterparts. This agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which together shall constitute but one and the same agreement.

         5.06 Good Faith. The obligation to act in good faith is an integral term of this Agreement and each party hereto covenants to the other that it will in good faith carry out each and all terms, provisions and conditions of this Agreement applicable to or binding on such party. The parties hereto agree that the exercise of any option, right or privilege as provided for in this Agreement or as permitted by applicable regulations or statutes or other agreement(s) between the parties regardless of the effect, economic or otherwise, on the other party or parties is deemed, for purposes of this Agreement, as "acting in good faith".

         5.07 Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred by each party hereto in connection with all things required to be done by it hereunder, including attorney's fees and accountant fees, shall be borne by the party incurring same.

         5.08 Attorneys' Fees. The prevailing party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys' fees from the nonprevailing party.

         5.09 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         5.10  Survival.  The  representations,   warranties,   covenants,   and
agreements set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall survive Closing.

         5.11 Public Announcements. Each party agrees not to issue any press release or make any other public announcement relating to this Agreement or the transactions described in this Agreement, or to permit any agent or affiliate of it to issue any such press release or make any such announcement, without the prior written consent of the other party, except where such release or statement is deemed in good faith by the releasing party to be required by law or any national securities exchange, in which case the releasing party will provide a copy to the other party at least three full business days prior to any release or statement.

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         IN WITNESS WHEREOF,  the undersigned have executed this Agreement as of the date first written above.

SOCO INTERNATIONAL, INC.                                EDWARD T.  STORY, JR.

    /s/ John C. Snyder                                 /s/ Edward T. Story, JR.
By __________________________                         _________________________
     John C.  Snyder,
     Chairman

Address:                                               Address:

777 Main Street                                        P.O. Box 1523
Fort Worth, Texas 76102                                Centerpoint, Texas  78010
Attn:      General Counsel


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                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT, dated as of July 10, 1997, is made by SNYDER OIL CORPORATION, a Delaware corporation ("SOCO") and EDWARD T.STORY, JR. ("Holder").


         Pursuant to that certain Exchange Agreement dated as of July 10, 1997 (the "Exchange Agreement") between SOCO International, Inc. ("SOCO Inc.") and Holder, Holder has transferred to SOCO Inc. 100 shares of common stock, par value $.01 per share, in exchange for 530,000 shares of common stock, par value $.01 per share, of SOCO (the "Registrable Stock").

Pursuant to the Exchange Agreement, SOCO is entering into this Agreement providing for the registration of the Registrable Stock with such stockholder.

Therefore, for and in consideration of the agreements set forth herein, SOCO and Holder agree to the provisions hereof.

         1. Transfer of SOCO Stock. Unless a registration statement is effective with respect thereto, the shares of Registrable Stock delivered to Holder pursuant to the Exchange Agreement will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"). SOCO shall cause to be placed upon certificates for shares of Registrable Stock issued pursuant to the Exchange Agreement (other than shares which are at the time the subject of an effective registration statement under the Securities Act) a legend applicable to the disposition of those shares, provided that forthwith upon any disposition pursuant to the registration statement filed under this Agreement or otherwise, SOCO shall substitute therefor, at its expense, new certificates not bearing that legend. The legend shall read substantially as follows:

                  The securities represented by this certificate have not been registered under the securities act of 1933 and may not be sold or transferred unless they are so registered or an exemption from registration is then available.

         2. Registration on Request. Upon written notice of Holder requesting that SOCO effect the registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of the shares of Registrable Stock, which notice shall specify the intended method or methods of disposition of such Registrable Stock, SOCO will file a registration statement with the Securities and Exchange Commission ("SEC") (at the earliest possible date and, except as provided herein, no later than 30 days following receipt of such notice) and use its reasonable best efforts to effect the registration, under the Securities Act, of such Registrable Stock for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:

                  (1) if, upon receipt of a registration request pursuant to this Section 2.01, SOCO is advised in writing (with a copy to Holder) by a recognized independent investment banking firm selected by the Board of Directors of SOCO that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities by SOCO (other than in connection with employee benefit and similar plans) (a "Public Offering") for which a registration statement had been filed by SOCO prior to receiving such registration request,

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         SOCO shall not be  required to effect a  registration  pursuant to this
         Section 2 until the earlier of (i) three months after the completion of such Public Offering, (ii) the termination of any "black out" period required by the underwriters, if any, to be applicable to such Holder
         in  connection  with  such  Public   Offering,   (iii)  promptly  after
         abandonment of such Public Offering or (iv) 135 days after the date of written notice of Holder requesting registration; and

                  (2) if a registration request is made while a merger, consolidation, acquisition, disposition or other material development involving SOCO is pending, and the general counsel of SOCO determines in writing that the filing of a registration statement would require the disclosure of information that is material to such transaction or material development which SOCO has a bona fide business purpose for preserving as confidential, and SOCO promptly provides Holder a copy of such determination, SOCO shall not be required to effect a registration pursuant to this Section 2.02 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 135 days after the date of written notice by Holder requesting registration.

         3. Registration Expenses. SOCO shall be responsible for the payment of all Registration Expenses (as defined below) in connection with the registration pursuant to this Agreement. With respect to such registration Holder shall bear its own legal costs and any underwriting commissions or discounts charged to the Holder.

         "Registration Expenses," means all expenses incident to SOCO's performance of or compliance with the registration requirements set forth in this Section 2 including, without limitation, the following: (i) the fees, disbursements and expenses of SOCO's counsel(s) (United States and foreign) and accountants in connection with any such registration; (ii) all costs and expenses in connection with the preparation, printing and filing of the registration statement, each prospectus, and all amendments and supplements thereto; (iii) the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel); (iv) the cost of furnishing to the Holder copies of any such registration statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereof; and (v) all fees and expenses incurred in listing the Registrable Stock on any stock exchange and any transfer agent or registrar fees.

         4. Registration Procedures. If and whenever SOCO is required to use its reasonable best efforts to effect the registration of any Registrable Stock under the Securities Act as provided in Section 2, SOCO will as promptly as is practicable:

                  (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 or such other form as SOCO reasonably selects under the Securities Act or update by amendment or supplement a previously filed registration statement regarding the Registrable Stock to be offered;

                  (b) prepare and file with the SEC such amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock until the earlier of such time as all Registrable Stock has been disposed of in accordance with the intended methods of disposition by Holder set forth in the registration statement or until the earlier of three years after the registration statement becomes

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effective  or such  earlier  date upon which the  Registrable  Stock may be sold under Rule 144(k) under the Securities Act;

                  (c) furnish to Holder the number of conformed copies of the registration statement and of each amendment and supplement thereto (in each case including all exhibits), the number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in each case the number to be in conformity with the requirements of the Securities Act, those documents incorporated by reference in the registration statement or prospectus, and such other documents as Holder may reasonably request;

                  (d) use its reasonable best efforts to register or qualify all Registrable Stock covered by the registration statement under securities or blue sky laws of other jurisdictions as Holder shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable Holder to consummate the disposition in those jurisdictions of its Registrable Stock covered by the registration statement, except that SOCO shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and

                  (e) immediately notify Holder at any time when a prospectus relating to a registration pursuant to this Agreement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of Holder prepare and furnish to Holder and any underwriter of the Registrable Stock a reasonable number of copies of a supplement to or an amendment of the prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         SOCO may require that Holder furnish such information regarding Holder and the distribution of such securities as SOCO may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

         5. Blackout Periods. Upon written notice from SOCO to Holder that either:

                  (a) SOCO has determined to engage in a financing and has been advised in writing (with a copy to Holder) by a recognized independent investment banking firm selected by the Board of Directors of SOCO that, in that firm's opinion, SOCO's sale of Registrable Stock pursuant to the registration statement would adversely affect SOCO's own immediately planned financing (a "Transaction Blackout"); or

                  (b) the general counsel of SOCO determines in good faith in writing (with a copy to Holder) that Seller's sale of Registrable Stock pursuant to the registration statement would require disclosure of material information which SOCO has a bona fide business purpose for preserving as

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confidential  as a  result  of a  pending  merger,  consolidation,  acquisition, disposition or other material development involving SOCO (an "Information Blackout");

Holder shall suspend sales of Registrable Stock pursuant to such registration statement until the earlier of (X)(i) in the case of a Transaction Blackout, the earliest of (A) three months after the completion of the financing, (B) the termination of any "blackout" period required by the underwriters to be applicable to SOCO, if any, in connection with the financing, (C) abandonment of such financing and (D) 135 days after the date of SOCO's written notice of a Transaction Blackout, or (ii) in the case of an Information Blackout, the earlier of (A) the date upon which the material information is disclosed to the public or ceases to be material or (B) 135 days after SOCO's written notice of an Information Blackout, and (Y) such time as SOCO notifies Holder that sales pursuant to such registration statement may be resumed.

         6. Preparation; Reasonable Investigation. In connection with the preparation and filing of the registration statement registering Registrable
Stock under the Securities Act, SOCO shall give Holder and its counsel reasonable and customary access to its books and records and opportunities to discuss the business of SOCO with its officers and the independent public accountants who have audited its financial statements.

         7.       Indemnification and Contribution.

                  (a) SOCO hereby indemnifies and agrees to hold harmless Holder, its directors and officers, and each person, if any, who controls Holder within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses, joint or several, to which that person may be subject under the Securities Act or otherwise, insofar as those losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which the Registrable Stock is registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and SOCO shall reimburse each such person for any legal or any other expenses reasonably incurred by that person in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that SOCO shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished by the indemnified person to SOCO. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SOCO or any director, officer or controlling person and shall survive the transfer of the registered securities by Holder.

                  (b) Holder hereby indemnifies and agrees to hold harmless (in the same manner and to the same extent as set forth in Subsection 7(a)) each director of SOCO, each officer of SOCO who shall sign the registration statement, and each person, if any, who controls SOCO within the meaning of the Securities Act, with respect to any statement in or omission from the registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if the statement or omission was made in reliance upon and in conformity with written information furnished by it to SOCO. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SOCO or any director, officer or controlling person and shall survive the transfer of the registered securities by Holder.

                  (c) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for as set forth in this
Section 7 is for any reason held to be unenforceable by the indemnified parties, although applicable in accordance with its terms, SOCO and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by SOCO and Holder, as incurred, as between SOCO on the one hand and Holder on the other, in such proportion as is appropriate to reflect the relative fault of SOCO on the one hand and of Holder on the other in connection with the statements or omissions which result in the losses, liabilities, claims, damages or expenses, as well as any other relative equitable considerations. The relative fault of SOCO on the one hand and of Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state material fact relates to information supplied by SOCO or by Holder.

         8.  Miscellaneous.

                  (a) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when received by a party at the address set forth below the name of that party on the signature page hereof or at such subsequent address as is provided by one party to the other in writing.

                  (b) Exclusive Agreement. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof (written or oral) and is intended as a complete and exclusive statement of the terms of the agreement between the parties.

                  (c) Choice of Law; Amendments; Headings. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas. This Agreement may not be changed or amended orally. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (d) Assignments and Third Parties. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party, except that Holder and its successors and assigns may assign any or all rights and obligations hereunder to any Affiliate of Holder (as defined below) to which Holder or any such successor or assignee of Holder also transfers, assigns, or sells by liquidation or otherwise some or all of the Registrable Stock acquired by Holder pursuant to the Exchange Agreement. For these purposes, the term "Affiliate of Holder" means any member of the immediate family of Holder, and trust solely for the benefit of one or more members of Holder's immediate family or any entity currently existing or to be formed that is Controlled by, Holder and/or one or more members of Holder's immediate family. The term "Control" means the power to determine, direct, or decide matters relating to an entity, whether by direct or indirect ownership of voting securities, contractual arrangement, or otherwise. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Except as specified in Section 7, which is intended to benefit and to be enforceable by any of the Indemnified Parties, nothing in this Agreement shall entitle any person other than the parties hereto, or their successors and assigns permitted hereby to any claim, cause of action, remedy or right of any kind.

                  (e)   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed to be an original, but both of which together shall constitute but one and the same agreement.

                  (f) Expenses. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred by each party hereto in connection with all things required to be done by it hereunder, including attorney's fees and accountant fees, shall be borne by the party incurring same.

                  (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

SNYDER OIL CORPORATION                                 EDWARD T.  STORY, JR.

    /s/ John C. Snyder                                 /s/ Edward T. Story, JR.
By __________________________                          ________________________
     John C.  Snyder
     Chairman

Address:                                              Address:

777 Main Street                                       P.O. Box 1523
Fort Worth, Texas 76102                               Centerpoint, Texas  78010
Attn:  General Counsel

                                    EXHIBIT B

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT (this "Pledge Agreement") is executed and effective as of the 10th day of July, 1997, by and between EDWARD T. STORY,JR.
("Pledgor") and SOCO INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("Pledgee").

         Pursuant to an Exchange Agreement dated as of July 10, 1997 between Pledgor and Snyder Oil Corporation ("SOCO"), Pledgor has on this day transferred 100 shares of common stock of Pledgee to SOCO in exchange for 530,000 shares of common stock, par value $.01 per share, of SOCO. In addition, Pledgor has as of this day resigned as a director and officer of Pledgee.

         Pledgee is the holder of two Notes (the "Notes") of Pledgor, each dated December 30, 1996 and in the principal amounts of $269,563.25 and $320,936.74. Pledgor and Pledgee wish to secure the obligations of Pledgor under the Notes. Effective March 15, 1997 the interest notes of the Notes was reduced from 1% per month to a floating rate equal to the average rate paid by SOCO on borrowings under ist bank credit agreement.

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged and confessed, Pledgor agrees with Pledgee as follows:

         1. Pledge. Upon the terms hereof, Pledgor hereby grants to Pledgee a security interest in and to the rights, titles and interests of Pledgor in and to all of the following rights, interests and property (all of the following being herein sometimes called the "Pledged Shares"): (a) 50,000 shares of common stock, par value $.01 per share, of SOCO; (b) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Shares described in clause (a) preceding; and (c) all cash, securities, dividends, and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares described in clause (a) hereof and any other property substituted or exchanged therefor.

         2.  Secured  Obligation.  The  security  interest  herein  granted (the
"Security   Interest")   shall  secure  payment  and  performance  of  Pledgor's
obligations under the Notes (the "Obligations").

         3. Representations and Warranties: Related Covenants. Pledgor represents, warrants, covenants and agrees to and with Pledgee that: (a) Pledgor is the legal and beneficial owner of the Pledged Shares; (b) no dispute right of setoff, counterclaim or defense exists with respect to all or any part of the Pledged Shares; (c) the Pledged Shares are free and clear of all liens, options, warrants, puts, calls or other rights of third persons, and restrictions (collectively, "Liens"), other than (I) those Liens arising under this Pledge Agreement and (ii) restrictions on transferability imposed by applicable state and federal securities laws; (d) Pledgor has full right and authority to pledge the Pledged Shares for the purposes and upon the terms set out herein; and (e) certificates representing the Pledged Shares have been delivered to Pledgee, together with a duly executed blank stock power with signatures guaranteed, for each certificate.

         4. Covenants. (a) Pledgor covenants and agrees to from time to time promptly execute and deliver to Pledgee all such other assignments, certificates, supplemental writings and financing statements as Pledgee reasonably requests in order to perfect or evidence the Security Interest. Pledgor further agrees that if Pledgor shall at any time acquire any additional shares of the capital stock of any class of SOCO by reclassification of or dividend on the Pledged Shares, Pledgor shall forthwith (and without the necessity for any request or demand by Pledgee) deliver the certificates representing such shares to Pledgee. Upon delivery, such shares shall thereupon constitute "Pledged Shares" and shall be subject to the Liens herein created, for the purposes and upon the terms and conditions set forth in this Pledge Agreement. Pledgor further covenants and agrees that, without the prior written consent of Pledgee, Pledgor shall not (I) transfer any of Pledgor's rights, titles or interests in and to the Pledged Shares; or (ii) create any other Lien or otherwise encumber any of the Pledged Shares, or permit any of the Pledged
Shares to ever be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process or any Lien or encumbrance of any kind, except the Security Interest.

         (b) Pledgor will promptly execute and deliver or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers Pledgee may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, or authorization of any other Person necessary or appropriate for the effective exercise of any rights under this Pledge Agreement. Without limiting the generality of the foregoing, Pledgor agrees that in the event Pledgee shall exercise any rights to sell, transfer, or otherwise dispose of, or vote, consent, or take any other action in connection with any of the Pledged Shares pursuant to this Pledge Agreement, Pledgor shall execute and deliver all applications, certificates, and other documents as Pledgee may reasonably request and shall otherwise promptly, fully and diligently cooperate with Pledgee and any other necessary persons, in making any application for the prior consent or approval of any other person to the exercise by Pledgee of any rights relating to all or any of the Pledged Shares. Furthermore, because Pledgor agrees that Pledgee's remedies at law for failure of Pledgor to comply with the provisions of this Paragraph 4(b) would be inadequate and that such failure would not be adequately compensable in damages, Pledgor agrees that the covenants of this Paragraph 4(b) may be specifically enforced.

         (c) Pledgor will preserve, warrant, and defend the Liens created hereby in the Pledged Shares against the claims of all Persons whomsoever; will maintain and preserve such Liens; will not at any time assign, transfer, or otherwise dispose of its right, title and interest in and to any of the Pledged Shares; will not at any time directly or indirectly create, assume, or suffer to exist any Lien, warrant, put, option, or other rights of third persons and restrictions, other than the Liens created by this Pledge Agreement in and to the Pledged Shares or any part thereof; and will not do or suffer any matter or thing whereby the Liens created by this Pledge Agreement in and to the Pledged Shares might or could be impaired.

         5. Conversions: etc. Should the Pledged Shares, or any part thereof, ever be in any manner converted into another property of the same or another type or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor's rights in the Pledged Shares, then in any such event (except as otherwise provided herein), all such property, money and other proceeds shall be and/or become part of the Pledged Shares, and Pledgor covenants forthwith to pay or deliver to Pledgee all of the same which is susceptible of delivery; and at the same time, if Pledgee so requests, Pledgor will properly endorse or assign the same to Pledgee. Without limiting the generality of the foregoing, Pledgor hereby agrees that the shares of capital stock of the surviving corporation in any merger or consolidation involving SOCO shall be deemed to constitute the same property as the Pledged Shares. With respect to any such property of a kind requiring an additional security agreement, financing statement or other writing to perfect a security interest therein in favor of Pledge, Pledgor will forthwith execute and deliver to Pledgee whatever Pledgee shall deem necessary or proper for such purpose.

         6. No Duty to Fix or Preserve Rights. Pledgee shall not have any duty to fix or preserve rights against prior parties to the Pledged Shares and shall not be liable for failure to use diligence to collect any amount payable with respect to the Pledged Shares, or any part thereof, but shall be liable only to account to Pledgor for what Pledgee may actually collect or receive thereon.

         7. Rights of Parties Before and After the Occurrence of an Event of Default.

         (a) Exercising Shareholder Rights Prior to an Event of Default. Unless and until an Event of Default (as defined in the Notes) shall occur,

         (I) Pledgor shall be entitled to receive all cash dividends paid to Pledgor in respect of or attributable to the Pledged Shares. Notwithstanding the foregoing, Pledgee shall be entitled to receive, whether or not an Event of Default has occurred, (A) any and all other Distributions, including, but not limited to, stock dividends or Distributions in property made on or with respect to the Pledged Shares and any proceeds of Pledged Shares, whether resulting from subdivision, combination, or reclassification of the outstanding capital stock of SOCO or a result of any merger, consolidation, acquisition, or other exchange of assets to which SOCO is a party, and (B) all sums paid on any Pledged Shares upon liquidation or dissolution or reduction of capital, repurchase, retirement, or redemption. All such sums, dividends, distributions, proceeds, or other property described in clauses (A) and (B) preceding shall if received by any entity other than Pledgee, be held in trust for the benefit of Pledgee and shall forthwith be delivered to Pledgee (accompanied by proper instruments of assignment and/or stock and/or bond powers executed by Pledgor in accordance with Pledgee's instructions) to be held subject to the terms of this Pledge Agreement. Any cash proceeds of the Pledged Shares, other than cash dividends which Pledgor is then permitted to receive and retain hereunder, which come into the possession of Pledgee may, at Pledgee's option, be applied in whole or in part to the Obligations (to the extent then due), be released in whole or in part to or on the written instructions of Pledgor, or be retained in whole or in part by Pledgee as additional security for the payment and performance of the Obligations. Any cash proceeds in the possession of Pledgee shall be invested by Pledgee in securities or obligations issued or guaranteed by the United States of America or any agency thereof. Pledgee shall never be obligated to make any such investment and shall never have any liability to Pledgor for any loss which may result therefrom. All interest and other amounts earned from any investment of such proceeds may be dealt with by Pledgee in the same manner as other cash proceeds.

         (ii) Pledgor shall have the right to vote and give consents with respect to all of the Pledged Shares and to consent to, ratify, or waive notice of any and all meetings; provided that such right shall in no case be exercised for any purpose contrary to, or in violation of, any of the terms or the provisions of this Pledge Agreement.

         (b) Exercising Shareholder Rights After the Occurrence of an Event of Default.

Upon the occurrence and during the continuance of an Event of Default, Pledgee, without the consent of Pledgor, may:

         (I) At any time vote or consent in respect of any of the Pledged Shares and authorize any Pledged Shares to be voted and such consents to be given, ratify and waive notice of any and all meetings, and take such other action as shall seem desirable to Pledgee, in its discretion, to protect or further the interests of Pledgee in respect of any of the Pledged Shares as though it were the outright owner thereof, and, Pledgor hereby irrevocably constitutes and appoints Pledgee its sole proxy and attorney-in-fact, with full power of substitution to vote and act with respect to any and all Pledged Shares standing in the name of Pledgor or with respect to which Pledgor is entitled to vote and act. The proxy and power of attorney herein granted are coupled with interests, are irrevocable, and shall continue throughout the term of this Pledge Agreement;

         (ii) In respect of any Pledged Shares, join in and become a party to any plan of recapitalization, reorganization, or readjustment (whether voluntary or involuntary) as shall seem desirable to Pledgee in respect of any such Pledged Shares, and deposit any such Pledged Shares under any such plan; make any exchange, substitution, cancellation, or surrender of such Pledged Shares required by any such plan and take such action with respect to any such Pledged Shares as may be required by any such plan or for the accomplishment thereof; and no such disposition, exchange, substitution, cancellation, or surrender shall be deemed to constitute a release of Pledged Shares from the Lien of this Pledge Agreement;

         (iii) Receive all payments of whatever kind made upon or with respect to any Pledged Shares; and

         (vi) Transfer into its name, or into the name or names of its nominee or nominees, all or any of the Pledged Shares.

         (c) Right of Sale After the Occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default, Pledgee may sell, without recourse to judicial proceedings, with the right (except at private sale) to bid for and buy, free from any right of redemption, the Pledged Shares or any part thereof, upon five days' notice (which notice is agreed to be reasonable notice for the purposes hereof) to Pledgor of the time and place of sale, for cash, upon credit or for future delivery, at Pledgee's option and in Pledgee's complete discretion:

     (I) At public sale, including a sale at any broker's board or exchange; and

         (ii) At private sale in any manner which will not require the Pledged Shares, or any part thereof, to be registered in accordance with The Securities Act of 1933, as amended (the "Act"), or the rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above. Pledgee is also hereby authorized, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgee may deem required or appropriate in the event of sale or disposition of any of the Pledged Shares. Pledgor understands that Pledgee may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Shares, or any portion thereof, than would otherwise be obtainable if the same were registered and sold in the open market. Pledgor agrees (a) that in the event Pledgee shall so sell the Pledged Shares, or any portion thereof, at such private sale or sales, Pledgee shall have the right to rely upon the advice and opinion of any member firm of a national securities exchange as to the best price reasonably obtainable upon such a private sale thereof (any expense borne by Pledgee in obtaining such advise to be paid by Pledgor as an expense related to the exercise by Pledgee of its rights hereunder), and (b) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner.

         In case of any sale by the Pledgee of the Pledged Shares on credit or for future delivery, the Pledged Shares sold may be retained by Pledgee until the selling price is paid by the purchaser, but Pledgee shall incur no liability in case of failure of the purchaser to take up and pay for the Pledged Shares so sold. In case of any such failure, such Pledged Shares so sold may be again similarly sold.

         In connection with the sale of the Pledged Shares, Pledgee is authorized, but not obligated, to limit prospective purchasers to the extent deemed necessary or desirable by Pledgee to render such sale exempt from the registration requirements of the Act and any applicable state securities laws, and no sale so made in good faith by Pledgee shall be deemed not to be "commercially reasonable" because so made. If Pledgee determines to exercise its right to sell all or any of the Pledged Shares, and if in the opinion of any reputable law firm selected by Pledgee ("Law Firm"), it is necessary or advisable to have such securities registered under the provisions of such Act, or any similar law relating to the registration of securities, Pledgor agrees, at its own expense, to (I) execute and deliver all such instruments and documents, and to do or cause to be done other such acts and things as may be necessary or, in the opinion of Law Firm, advisable to register such securities under the provisions of such Act or any applicable similar law relating to the registration of securities, and Pledgor will use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as Pledgee shall reasonably request, and to make all amendments thereof and/or to the related prospectus which, in the opinion of Law Firm, are necessary or desirable, all in conformity with the requirements of such Act and the rules and regulations of the Securities and Exchange Commission applicable thereto; (ii) use its best efforts to qualify such securities under state "blue sky" or securities laws and to obtain the necessary approval of any tribunal to the sale of such securities, all as reasonably requested by Pledge;
(iii) at the request of Pledgee, indemnify and hold harmless, and to cause the Issuers to agree to indemnify and hold harmless, Pledgee, any underwriters (and any person controlling any of the foregoing), and their respective employees, officers, agents, attorneys, and accountants (collectively, the "Indemnified Parties") from and against any loss, liability, claim, damage and expense (including without limitation, reasonable fees of counsel incurred in connection therewith) under such Act or otherwise, insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under such Act or other securities laws, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon any omission or any alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of any Indemnified Party; provided that Pledgor shall not be liable in any case to the extent that any such loss, liability, claim, damage, or expense arises out of or is based upon any untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to Pledgor and/or SOCO or, with respect to any particular Indemnified Party, by such Indemnified Party.

         (d) Other Rights After a Default. Upon the occurrence and during the continuance of an Event of Default, Pledgee, at its election may exercise any and all rights available to a secured party under the Uniform Commercial Code as enacted in the State of Texas or other applicable jurisdiction, as amended in addition to any and all other rights afforded by the Loan Papers, at law, in equity, or otherwise.

         (e) Application of Proceeds. Pledgee shall apply the proceeds of any sale or other disposition of the Pledged Shares, first, to reimburse Pledgee for any expenses incurred in enforcing the Obligations and in selling the Pledged Shares, second, to accrued but unpaid interest on the Notes and, third, to principal of the Notes.

         8. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when received by a party at the address set forth below the name of that party on the signature page hereof or at such subsequent address as is provided by one party to the other in writing.


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         9. Right to File as Financing Statement.  Agent shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this agreement.

         10. Waiver of Certain Rights. (a) To the full extent that it may lawfully so agree Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law nor or hereafter in force in order to prevent or delay the enforcement of this Pledge Agreement, or the absolute sale of all or any part of the Pledges Shares or the possession thereof by any purchaser at any sale hereunder, and Pledgor hereby waives the benefit of all such laws to the extent it lawfully may. Each right, power and remedy of Pledgee provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Pledge Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Pledgee of any one or more of such rights, power or remedies shall not preclude the simultaneous or later exercise by Pledgee of any or all such other rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

         (b) Pledgor hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever in respect of the Notes, as well as any requirement that the Pledgee or any holder of any of the Notes exhaust any right or remedy or take any action in connection with the Notes before exercising any right or remedy under this Pledge Agreement. The obligations of Pledgor hereunder shall not be affected or impaired by reason of the happening from time to time of any of the following, although without notice to or the consent of
Pledgor:

         (I) the waiver by Pledgee or any of the holders of Notes of the performance or observance by Pledgor of any of its agreements, covenants, terms or conditions contained in any Note;

         (ii) the voluntary of involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshalling of assets and liabilities, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, winding up, or other similar proceedings affecting Pledgor or SOCO; or

         (iii) the release of any security for the Notes.

         11. Amendments. This Pledge Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Pledgee and supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

         12. Multiple Counterparts. This Pledge Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one agreement; but, in making proof of this agreement, it shall not be necessary to produce or account for more than one such counterpart.

         13. Parties Bound. This Pledge Agreement shall be binding on Pledgor and Pledgor's successors and assigns and shall inure to the benefit of Pledgee and Pledgee's successor and assigns.

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         14. Invalid  Provisions.  If any provision of this Pledge  Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Pledge Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Pledge Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

         15. Consent to Jurisdiction. (a) Except to the extent required for e exercise of the remedies provided in the other security instruments, Pledgor hereby irrevocably submits to the jurisdiction of any Texas State or Federal court sitting in the Northern District of Texas over any action or proceeding arising out o or relating to this Pledge Agreement or the Notes, and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined such Texas State or Federal court. Pledgor hereby irrevocably appoints Prentice-Hall Corporation System, Inc. (the "Process Agent"), with an office on the date hereof at 400 N. St. Paul, Dallas, Texas 75201, as its agent to receive on behalf of Pledgor proper service of copies of the sermons and complaint and any other process which may be made by mailing or delivering a copy of such process to Pledgor (as applicable) in care of the Process Agent at the Process Agent's above address, and Pledgor hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. Such appointment and authorization shall be automatically and immediately effective without the necessity of any further action on the part of Pledgor or the Pledge in the event Pledgor ceases to maintain his principal residence in the Comfort, Texas area. As an alternative method of service, Pledgor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Pledgor's residence at P.O. Box 1523, Centerpoint, Texas 78010. Pledgor agrees that a final judgment on any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner; provided by law.

         (b) Nothing in this Paragraph 15 shall affect arty right of the Pledgee to serve legal process in any other manner permitted by law or affect the right of Pledgee to bring any action or proceeding against Pledgor in the courts of any other jurisdictions.

         16. Complete Agreement. This Pledge Agreement and the Notes collectively represent the final agreement by and among Pledgee and Pledgor and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of Pledgor and the Pledgee. There are no unwritten oral agreements relating to this Pledge Agreement or the Notes between Pledgor and Pledgee.


                                        7

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         17. Texas Law. This Pledge  Agreement  shall be construed in accordance with and governed by the laws of the State of Texas.


EXECUTED effective as of July 10, 1997.

PLEDGOR:

/s/ Edward T. Story
------------------------------
Edward T.  Story


ACCEPTED AND AGREED as of July 10, 1997,


PLEDGEE:

SOCO INTERNATIONAL HOLDINGS, INC.

   /s/ Peter E. Lorenzen
By ___________________________
     Vice President

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